                                                                  Exhibit 25.1
==============================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) / /

                                  -----------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                                  -----------

                             Sara Lee Corporation
              (Exact name of obligor as specified in its charter)


Maryland                                                   36-2089049
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Three First National Plaza
Suite 4600
Chicago, Illinois                                          60602-4260
(Address of principal executive offices)                   (Zip code)


                                  -----------

                                Debt Securities
                       (Title of the indenture securities)

==============================================================================

1.            GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
    Name                                              Address
--------------------------------------------------------------------------------
    Superintendent of Banks of the State of           2 Rector Street, New York,
    New York                                          N.Y. 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                  33 Liberty Plaza, New York,
                                                      N.Y. 10045

    Federal Deposit Insurance Corporation             Washington, D.C. 20429

    New York Clearing House Association               New York, New York 10005


         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE
         COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of February, 2000.

                                            THE BANK OF NEW YORK


                                            By:  /s/ MICHAEL CULHANE
                                                 -----------------------------
                                                 Name: MICHAEL CULHANE
                                                 Title: VICE PRESIDENT

--------------------------------------------------------------------------------

                        Consolidated Report of Condition of

                                THE BANK OF NEW YORK

                      of One Wall Street, New York, N.Y. 10286
                       And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                        Dollar Amounts
                                                                         In Thousands
ASSETS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin................... $ 6,394,412
    Interest-bearing balances............................................   3,966,749
Securities:
    Held-to-maturity securities..........................................     805,227
    Available-for-sale securities........................................   4,152,260
Federal funds sold and Securities purchased under agreements to resell...   1,449,439
Loans and lease financing receivables:
    Loans and leases, net of unearned income.............................  37,900,739
    LESS: Allowance for loan and lease losses............................     572,761
    LESS: Allocated transfer risk reserve................................      11,754
    Loans and leases, net of unearned income, allowance, and reserve.....  37,316,224
Trading Assets...........................................................   1,646,634
Premises and fixed assets (including capitalized leases).................     678,439
Other real estate owned..................................................      11,571
Investments in unconsolidated subsidiaries and associated companies......     183,038
Customers' liability to this bank on acceptances outstanding.............     349,282
Intangible assets........................................................     790,558
Other assets.............................................................   2,498,658
                                                                          -----------
Total assets............................................................. $60,242,491
                                                                          ===========


LIABILITIES
Deposits:
    In domestic offices.................................................. $26,030,231
    Noninterest-bearing..................................................  11,348,986
    Interest-bearing.....................................................  14,681,245
    In foreign offices, Edge and Agreement subsidiaries, and IBFs........  18,530,950
    Noninterest-bearing..................................................     156,624
    Interest-bearing.....................................................  18,374,326
Federal funds purchased and Securities sold under agreements
  to repurchase..........................................................   2,094,678
Demand notes issued to the U.S.Treasury..................................     232,459
Trading liabilities......................................................   2,081,462
Other borrowed money:
    With remaining maturity of one year or less..........................     863,201
    With remaining maturity of more than one year through three years....         449
    With remaining maturity of more than three years.....................      31,080
Bank's liability on acceptances executed and outstanding.................     351,286
Subordinated notes and debentures........................................   1,308,000
Other liabilities........................................................   3,055,031
                                                                          -----------
Total liabilities........................................................  54,578,827
                                                                          ===========

EQUITY CAPITAL
Common stock.............................................................   1,135,284
Surplus..................................................................     815,314
Undivided profits and capital reserves...................................   3,759,164
Net unrealized holding gains (losses) on available-for-sale securities...     (15,440)
Cumulative foreign currency translation adjustments......................     (30,658)
                                                                          -----------
Total equity capital.....................................................   5,663,664
                                                                          -----------
Total liabilities and equity capital..................................... $60,242,491
                                                                          ===========


    I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Thomas J. Mastro

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Alan R. Griffith                  Directors
Gerald L. Hassell

--------------------------------------------------------------------------------